COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 4th Quarter 2024

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2023 Annual Report on Form 10-K, 3rd Quarter 2024 Report on Form 10- Q and the Corporation’s Current Reports on Form 8-K. 2

COMMERCE BANCSHARES

159 YEARS IN BUSINESS



142 branches and 253 ATMs across 7 states

CORE BANKING FOOTPRINT
COMMERCIAL | CONSUMER | WEALTH MANAGEMENT

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston[1]

WEALTH MANAGEMENT OFFICES

Dallas • Houston[1] • Naples[1]

U.S. PRESENCE

Extended Market Area

Commercial Payments Services Offered in 48 states across the U.S.

TOTAL ASSETS
$32.0 BILLION
43RD LARGEST U.S. BANK BASED ON ASSET SIZE[2]

MARKET CAP
$8.4 BILLION
20TH LARGEST U.S. BANK BASED ON MARKET CAP[2]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$74.8 BILLION
19TH LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[2]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF SEPTEMBER 30, 2024
16.70%
1ST HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

TOTAL DEPOSITS $25.3 BILLION

TOTAL LOANS[3] $17.2 BILLION

$9.8 BILLION COMMERCIAL CARD VOLUME
AS OF DECEMBER 31, 2024

16.66% RETURN ON AVERAGE COMMON EQUITY YTD
2ND YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

a2 BASELINE CREDIT ASSESSMENT[4]
TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

[1]Locations outside the core banking footprint that accept deposits
Sources: [2]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 9/30/2024; [3]Includes loans held for sale; [4]Moody's Sector Profile: Banks, October 30, 2024, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 9/30/2024 unless otherwise noted.

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TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $23.9 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Credit Quality Conservative risk profile drives outperformance over peer averages across credit cycles Consistent Earnings and Shareholder Value Over 8% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Regional Bank Index return of over 3%3 Capital Management Strong capital ratios, 56th consecutive year of common dividend increases4 Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, 1As of YTD 12/31/2024; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 12/31/2024; 3As of 12/31/2024; 4Based on 1Q2024 paid dividend 4

4Q2024 HIGHLIGHTS Performance • Earnings of $1.01 per share, compared to $.79 per share in the same quarter last year • PPNR1 of $186MM, an increase of $44MM over the same period last year • ROAA of 1.73% and ROAE of 15.97% • Efficiency ratio of 55.8%, a decrease in Q4 from 56.3% in Q3 Income Statement • Net Income of $136MM in Q4, an increase of $27MM over the same quarter last year • Net interest income increased over Q3 at $267MM • Net interest margin declined 1 bp from Q3 to 3.49% • Non-interest income increased 7% over the prior year and was 37% of total revenue • Non-interest expense decreased 6% from the prior year; excluding the accrual for the FDIC Special Assessment in Q4 2023, non-interest expense was flat to the prior year Deposits • Quarterly average deposit balances were up $588MM, or 2%, over Q3 • Total cost of deposits decreased 9 bps from Q3 to 1.31% • Non interest-bearing deposits were 30% of average deposits as of Q4 Loans • Average loans increased slightly over Q3 • QTD average loan to deposit ratio of 68% Capital / Other • TCE/TA decreased 55 bps compared to Q3 to 9.92% • Book value per share decreased 3% compared to Q3 to $24.84 • Purchased $46MM of common stock in Q4 vs. $44MM in Q3 • AOCI loss increased from $(577MM) at Q3 to $(759MM) at Q4 • Investment securities purchases in Q4 totaled $573MM at a weighted average yield of approximately 4.45% • $2.6B in cash at Federal Reserve Bank (FRB) at Q4 • Net loan charge-offs of .25% • Non-accrual loans of .11% 51See the non-GAAP reconciliation on page 22

BALANCE SHEET HIGHLIGHTS 4Q24 vs. 4Q23 4Q24 vs. 3Q24 Quarterly Average Balances % Change$ Change% Change$ Change4Q24$ in millions 0%-$18.81%$62.6$11,010.7Commercial 1%30.50%-18.76,059.0Consumer 0%$11.60%$43.9$17,069.7Total Loans -4%-$359.95%$461.5$9,483.1Investment Securities1 9%$222.92%$45.1$2,610.3 Interest Earning Deposits with Banks -1%-$270.62%$588.1$24,938.8Deposits 15%$3.15-3%-$.78$24.84Book Value per Share2 Average Loans: Increased slightly compared to the previous quarter. Investment securities: Purchased $573 million of available for sale debt securities. Interest Earning Deposits with Banks: Ample levels of liquidity on balance sheet. Average Deposits: Increase compared to previous quarter mostly due to increase in interest checking and money market deposits. 1At fair value 2For the quarters ended December 31, 2024, September 30, 2024, and December 31, 2023 6

$17.5 $17.1 $17.5 $7.7 $7.3 $7.4 4Q23 3Q24 4Q24 $25.2 $24.4 $24.9 -1% $11.0 $10.9 $11.0 $6.1 $6.1 $6.1 4Q23 3Q24 4Q24 $17.1 $17.0 $17.1 0% BALANCE SHEET 7 Loans Consumer Loans Commercial Loans Loan Yield1 Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 6.15% 6.35% 6.11% 1.93% 2.00% 1.87% 1Tax equivalent yield

LOAN PORTFOLIO

Period-End Balances

$ in 000s	12/31/2024	9/30/2024	12/31/2023	QoQ	YoY
Business	$6,053,820	$6,048,328	$6,019,036	.1%	.6%
Construction	1,409,901	1,381,607	1,446,764	2.0%	-2.5%
Business Real Estate	3,661,218	3,586,999	3,719,306	2.1%	-1.6%
Personal Real Estate	3,058,195	3,043,391	3,026,041	.5%	1.1%
Consumer	2,073,123	2,108,281	2,077,723	-1.7%	-.2%
Revolving Home Equity	356,650	342,376	319,894	4.2%	11.5%
Consumer Credit Card	595,930	574,746	589,913	3.7%	1.0%
Overdrafts	11,266	4,272	6,802	163.7%	65.6%
Total Loans	**$17,220,103**	**$17,090,000**	**$17,205,479**	**.8%**	**.1%**

QTD Average Balances

$ in 000s	12/31/2024	9/30/2024	12/31/2023	QoQ	YoY
Business	$5,963,217	$5,966,797	$5,861,229	-.1%	1.7%
Construction	1,411,437	1,400,563	1,523,682	.8%	-7.4%
Business Real Estate	3,636,026	3,580,772	3,644,589	1.5%	-.2%
Personal Real Estate	3,047,494	3,047,563	3,027,664	.0%	.7%
Consumer	2,087,237	2,129,483	2,117,268	-2.0%	-1.4%
Revolving Home Equity	350,541	335,817	310,282	4.4%	13.0%
Consumer Credit Card	568,138	559,410	568,112	1.6%	.0%
Overdrafts	5,628	5,460	5,258	3.1%	7.0%
Total Loans	**$17,069,718**	**$17,025,865**	**$17,058,084**	**.3%**	**.1%**

Commerce Bancshares, Inc.
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COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	7.2%
Office	3.0%
Industrial	2.8%
Hotels	1.9%
Retail	1.8%
Multi-family	1.8%
Farm	1.1%
Senior living	1.1%
Other	.6%
Total	**21.3%**



Real Estate - Business Loans
$3.7 billion
33.8%
Owner-occupied
14.2% Office
13.3%
Industrial
9.1%
Hotels
8.5%
Retail
8.5%
Multi-family
Farm 5.2%
Senior living 5.0%
Other 2.4%



Real Estate - Business Loans: Office Outstanding Balances by Geography[1]
Other Midwest States 5.6%
OH 3.0%
CO 4.7%
IL 4.8%
TX 4.9%
OK 5.7%
KS 19.0%
52.3% MO

Real Estate - Business Loans: Office Attributes
as of December 31, 2024

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: 13.4%
- Weighted Average LTV of Office Loans: 63.2%[3]
- Percent of loans at floating interest rate: 72.3%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans

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$159 $184 $262 $237 3Q24 $421 10 INCOME STATEMENT HIGHLIGHTS $145 $142 $248 $251 4Q23 $393 $155 $186 $267 $236 4Q24 $422 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 4Q24 Comparison 31.2%vs. 4Q23 1.4%vs. 3Q24 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions Expenses decreased .8% from Q3 and 6.2% from the prior year. Revenue increased .2% over Q3 and 7.3% over the prior year. See the non-GAAP reconciliation on page 22

4Q24 vs. 4Q23 4Q24 vs. 3Q24 % Change$ Change% Change$ Change4Q24$ in millions 7%$18.22%$4.3$266.6Net Interest Income 7%$10.6-2%-$3.6$155.4Non-Interest Income -6%-$15.5-1%-$1.9$235.7Non-Interest Expense 31%$44.31%$2.6$186.3Pre-Tax, Pre-Provision Net Revenue1 -87%-$6.6-75%-$2.9$1.0Investment Securities Gains, Net 130%$7.648%$4.4$13.5Provision for Credit Losses 25%$26.9-1%-$1.9$136.1Net-Income Attributable to Commerce Bancshares, Inc. 4Q24 vs. 4Q234Q23 4Q24 vs. 3Q243Q244Q24For the three months ended 28%$.790%$1.01$1.01Net Income per Common Share – Diluted 32 bps3.17%-1 bps3.50%3.49%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 22 11

NON-INTEREST INCOME HIGHLIGHTS 12 4Q24 vs. 4Q23 4Q24 vs. 3Q24 % Change$ Change% Change$ Change4Q24$ in millions 15%$7.23%$1.7$56.3Trust Fees 0%-.00%.247.8Bank Card Transaction Fees 8%2.00%.125.5Deposit Account Charges and Other Fees 20%.9-14%-.95.1Capital Market Fees 27%1.00%.04.6Consumer Brokerage Services 0%.0-17%-.62.9Loan Fees and Sales -3%-.4-24%-4.213.2Other 7%$10.6-2%$-3.6$155.4Total Non-Interest Income Trust Fees: Increase over prior year mainly due to higher private client fees. Deposit Account Charges and Other Fees: Increase compared to the prior year mainly due to higher corporate cash management fees. Other: Lower gains on sales of real estate and lower deferred compensation adjustments drove the decrease from the previous quarter, partly offset by higher tax credit sales fees.

NON-INTEREST EXPENSE HIGHLIGHTS 13 4Q24 vs. 4Q23 4Q24 vs. 3Q24 % Change$ Change% Change$ Change4Q24$ in millions 4%$6.40%$.7$153.8Salaries and Employee Benefits 4%1.41%.332.5Data Processing and Software -2%-.22%.313.7Net Occupancy -3%-.22%.29.0Professional and other services -13%-.8-22%-1.65.7Marketing 2%.1-1%-.05.2Equipment -6%-.30%.04.9Supplies and Communication -84%-17.19%.33.2Deposit Insurance -38%-4.7-20%-1.97.7Other -6%-$15.5-1%-$1.9$235.7Total Non-Interest Expense Total Non-Interest Expense: Excluding the accrual for the FDIC Special Assessment in Q4 2023, non-interest expense was flat to the prior year. Salaries and employee benefits: Increase compared the prior year mainly due to higher full-time salaries, incentive compensation and medical expense. Deposit Insurance: Decrease compared to the prior year mostly due to a $16 million accrual in the prior year of a one- time special assessment by the FDIC. Other: Decrease from prior year due to lower miscellaneous losses and a lower deferred compensation adjustment.

14 LIQUIDITY AND CAPITAL

2020 2021 2022 2023 3Q24 4Q24 $2.3 $3.0 $2.8 $2.4 $2.3 $2.4 DEPOSIT BALANCE TRENDS Segment view $ in billions 15 2020 2021 2022 2023 3Q24 4Q24 $9.9 $12.0 $11.9 $10.4 $9.8 $10.3 2020 2021 2022 2023 3Q24 4Q24 $11.3 $12.8 $13.4 $12.2 $12.3 $12.3 Commercial Consumer Wealth Average Balance 3Q24 4Q24 $12.3 $12.5 Period EndAverage Balance Average Balance Segment balances do not include brokered deposits. 2020 through 2023 are full year average balances. 3Q24 4Q24 $10.5 $10.2 Period End 3Q24 4Q24 $2.4 $2.5 Period End

3.17% 3.50% 3.49% Net Yield Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract began 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract began 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract begins 3/2025. • 2.75% floor contract with a notional value of $500 million. The contract begins 7/2025. OPPORTUNTIES TO ENHANCE AND PROTECT NET INTEREST INCOME • Purchases of investment securities in Q4 totaled $573MM at a weighted average yield of approximately 4.45%. • Cash flows from maturities and paydowns of investments and resale agreements of approximately $1.6B expected over the next twelve months. • Net yield on interest earning assets decreased 1 bp from Q3 to 3.49%. • Loan yield decreased 24 bps compared to Q3 to 6.11%. • Total cost of deposits decreased from Q3 to 1.31%. • As of December 31, 2024, 60% of loans were variable rate. 16 4Q 2023 3Q 2024 4Q 2024 Quarterly Net Yield on Interest Earning Assets

Over 60% of total loans are variable; 67% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 36% 64% Business Total Loans: $6.1B Fixed Variable C om m er ci al 56% 44% Personal RE Total Loans: $3.1B C on su m er 100% 40% 60% Business RE Total Loans: $3.7B 95% 5% Consumer Card Total Loans: $0.6B 69% 31% Consumer Total Loans: $2.1B 17 96% 4% Construction Total Loans: $1.4B As of 12/31/2024 HELOC Total Loans: $0.4B

25% 8% 49% 16% 2% Composition of AFS Portfolio Treasury & agency Municipal MBS Asset-backed Other debt HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – Dec. 31, 2024 3.33.62%Treasury & agency1 4.62.01%2Municipal 5.52.17%MBS 1.12.99%Asset-backed 2.42.11%Other debt 4.02.70%Total 18 Total available for sale securities Average balance: $9.1 billion, at fair value As of December 31, 2024 • Purchases of investment securities in Q4 totaled $573MM at a weighted average yield of approximately 4.45%. • AFS debt securities portfolio duration of 4.0 years.

91%9% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposits Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 19 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of September 30, 2024 2Period-end balances, as of December 31, 2024 3Includes loans held for sale, for the quarter ended December 31, 2024 16.7% 15.8% 14.7% 14.0% 13.8% 13.8% 13.5% 12.7% 12.7% 12.4% 12.2% 12.1% 12.0% 11.8% 11.6% 11.4% 11.3% 11.2% 10.4% 10.3% CBSH PB HOMB CFR UBSI HWC UCB BOKF CADE SSB ABCB SFNC OZK FIBK ONB PNFP FULT UMBF FNB ASB Peer Median: 12.2% Core Deposits $22.9 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits2 68% Average Loan to Deposit Ratio184% Commerce Peer Average

$7.3 $18.4 $18.3 4Q23 3Q24 4Q24 $114.3 $216.8 $8.0 $9.6 $10.7$9.5 $13.2 4Q23 3Q24 4Q24 MAINTAINING STRONG CREDIT QUALITY Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $162.4 $160.8 $162.7 $309.2 $393.2 4Q23 3Q24 4Q24 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 22.2x 8.7x 8.9x 3.9x 3.1x 4Q23 3Q24 4Q24 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .04% NALs / Total Loans – Peer Average .11% .11% .47% .77% ACL / Total Loans – Peer Average .94% .94% .95% 1.30% 1.51% .19% .22% .25% .16% .17% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, HOMB, ONB, OZK, PB, PNFP, SFNC, SSB, UBSI, UCB, UMBF 1As a percentage of average loans (excluding loans held for sale) 20

ALLOCATION OF ALLOWANCE 21 CECL allowances reflect the economic and market outlook December 31, 2024September 30, 2024 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .72%$ 43.8.72%$ 43.7Business .90%32.8 .94%33.6 Bus R/E 2.14%30.22.15%29.7Construction .96%$ 106.8.97%$ 107.0Commercial total .57%11.8 .54%11.3 Consumer 5.15%30.75.23%30.0Consumer CC .38%11.6.34%10.4Personal R/E .48%1.7.54%1.9Revolving H/E 1.29%.1 3.53%.2 Overdrafts .92%$ 55.9.89%$ 53.8 Consumer total .95%$ 162.7.94%$ 160.8Allowance for credit losses on loans 0.87% 0.88% 0.90% 0.96% 0.94% 0.95% 0.94% 0.93% 0.92% 0.94% 0.95% 0.70% 0.80% 0.90% 1.00% $125 $150 $175 $100 $134.7 1Q $138.0 2Q $143.4 3Q $150.1 0.92% 4Q $159.3 1Q $158.7 $162.2 3Q $162.4 4Q $160.5 1Q $158.6 2Q $160.8 3Q $162.7 4Q2Q Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 2022 2023 2024

NON-GAAP RECONCILIATIONS 22 For The Three Months Ended Dec. 31, 2023Sept. 30, 2024Dec. 31, 2024(DOLLARS IN THOUSANDS) 248,421$262,351$266,647$Net Interest IncomeA 144,879$159,025$155,436$Non-Interest IncomeB 251,254$237,600$235,718$Non-Interest ExpenseC 142,046$183,776$186,365$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/